Filed Pursuant to Rule 497
File No. 333-255877
Rule 482ad

OFS Credit Company, Inc. Prices Preferred Stock Offering

CHICAGO, ILLINOIS – December 1, 2021 – OFS Credit Company, Inc. (the “Company”) (Nasdaq: OCCI, OCCIP, OCCIO) today announced the pricing of an underwritten public offering of 1,220,000 shares of 5.25% Series E Term Preferred Stock due 2026 (the “Preferred Stock”) at a public offering price of $25.00 per share, raising $30.5 million in gross proceeds. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 180,000 shares of Preferred Stock on the same terms and conditions to cover overallotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on December 8, 2021.

The Company has applied to list the Preferred Stock on the Nasdaq Capital Market under the trading symbol “OCCIN”. The Company expects the Preferred Stock to begin trading within 30 days from the original issue date.

The Company expects to receive net proceeds from the offering, excluding the exercise of the underwriters’ option to purchase additional shares of Preferred Stock, of approximately $29.3 million, after deducting payment of underwriting discounts and estimated offering expenses payable by the Company. Assuming the full exercise of the underwriters’ option to purchase additional shares of Preferred Stock, the net proceeds will be approximately $33.7 million, after deducting payment of underwriting discounts and estimated offering expenses payable by the Company.

The Company intends to use the net proceeds of the offering to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes. The Company may use the net proceeds of the offering to redeem all or a portion of its outstanding 6.875% Series A Term Preferred Stock due 2024.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and InspereX LLC are acting as underwriters for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated December 1, 2021, and accompanying prospectus, dated June 7, 2021, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 640 Fifth Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., at 1300 North 17th Street, Suite 1300, Arlington, VA 22209 or by calling (703) 312‑9580 or by emailing prospectuses@brileyfin.com; and InspereX LLC, Attn: Syndicate Department, 200 S. Wacker Drive, Suite 3400, Chicago, IL 60606, or by emailing prospectus_requests@insperex.com (telephone number 1-800-327-1546); copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission Web site, at www.sec.gov.
About OFS Credit Company, Inc.

The Company is a non-diversified, externally managed closed-end management investment company. The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation debt and subordinated securities. The Company’s investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401, as amended, and headquartered in Chicago, Illinois with additional offices in New York and Los Angeles.

Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of the global COVID-19 pandemic and related changes in base interest rates, inflation rates and significant market volatility on our business, our portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission or factors that are beyond the Company’s control. The Company is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

1 Registration does not imply a certain level of skill or training

INVESTOR RELATIONS:
OFS Credit Company, Inc.
Steve Altebrando, 646-652-8473
saltebrando@ofsmanagement.com